UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

CORINDUS VASCULAR ROBOTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-37406	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Road, Suite 105 Waltham, MA 02452
(Address of Principal Executive Offices) (Zip Code)

(508) 653-3335

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CVRS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.

On August 8, 2019, Corindus Vascular Robotics, Inc., a Delaware corporation (the “Company”), issued a press release announcing financial results for the second quarter ended June 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release is being furnished pursuant to Item 2.02 and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filing of the Company under the Securities Act of 1933, as amended.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01 – Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Corindus Vascular Robotics, Inc. dated August 8, 2019 announcing financial results for the quarter ended June 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORINDUS VASCULAR ROBOTICS, INC.
(Registrant)

Date: August 8, 2019	By:	/s/ David W. Long
	Name:	David W. Long
	Title:	Chief Financial Officer